UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 13, 2009

UnitedHealth Group Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	1-10864	41-1321939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota		55343
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-936-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 13, 2009, UnitedHealth Group Incorporated (the "Company") issued a press release announcing it has reached an agreement with the New York attorney general regarding an investigation into two database products used to determine out-of-network reimbursement amounts for certain health plan members. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

In addition, on January 14, 2009, the Company reached an agreement to settle class action litigation related to reimbursement for out-of-network medical services. A copy of the press release announcing the settlement is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release dated January 13, 2009
99.2 Press Release dated January 15, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnitedHealth Group Incorporated

January 15, 2009	By:	Christopher J. Walsh

Name: Christopher J. Walsh
Title: Senior Vice President, Senior Deputy General Counsel and Assistant Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 13, 2009
99.2	Press Release dated January 15, 2009